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                           BUTLER & BINION, L. L. P.

                                  SUITE 1600                 WASHINGTON, D.C.
                                1000 LOUISIANA                (202) 466-6900
ATTORNEYS AT LAW           HOUSTON, TEXAS 77002-5093                  --
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                                (713) 237-3111                (214) 220-3100
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                                                                SAN ANTONIO
                                                              (210) 227-2200

                               December 23, 1996


Nuevo Energy Company
1331 Lamar, Suite 1650
Houston, Texas 77010

Gentlemen:

     We have acted as counsel for Nuevo Financing I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), in connection with the issuance and sale of an aggregate of 2,300,000 of its $2.875 Term Convertible Securities, Series A (the "Trust Preferred Securities"), to be sold by the Trust in a public offering. We have also acted as counsel for Nuevo Energy Company, a Delaware corporation (the "Company"), in connection with its corresponding (a) guarantee of the Trust Preferred Securities to the extent described in the Preferred Securities Guarantee Agreement (the "Guarantee") dated December 23, 1996, and (b) issuance and sale to the Trust, in consideration and exchange for the proceeds of the issuance and sale of the Trust Preferred Securities, of its 5.75% Convertible Subordinated Debentures due December 15, 2026 (the "Convertible Debentures") under a Subordinated Indenture (the "Base Indenture") dated as of November 25, 1996 between the Company and Wilmington Trust Company, as trustee, as supplemented by the First Supplemental Subordinated Indenture dated December 23, 1996 (the "Supplemental Indenture," and together with the Base Indenture, the "Indenture"). In addition, we have acted as counsel for the Company in connection with the sale by United Investors Management Company ("United") and The 1818 Fund, L.P. (the "1818 Fund" and, together with United, the "Selling Stockholders") of 2,138,605 shares (the "Shares") of common stock, $.01 par value per share ("Common Stock") of the Company.

     Upon delivery by a holder of TECONS of a TECONS to the property trustee of the Trust, together with an irrevocable conversion notice, the property trustee, as conversion agent, shall be obligated, on behalf of such holder, to exchange such TECONS for an equivalent amount of the Convertible Debentures and immediately convert such amount of the Convertible Debentures into shares ("TECONS Shares") of Common Stock.

     All of the 1,275,000 Shares to be sold by United and 112 of the Shares to be sold by the 1818 Fund were outstanding (the "Outstanding Shares") prior to the public offering thereof. In addition, 863,493 of the Shares to be sold by the 1818 Fund (the "Conversion Shares") are to be issued upon conversion of 11,220 shares of 7% Cumulative Convertible Preferred Stock, Series A ("Preferred Stock"), of the Company.
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Nuevo Energy Company
1331 Lamar, Suite 1650
Houston, Texas 77010
Page 2

     We have made such inquiries and examined such documents as we have considered necessary or appropriate for the purposes of giving the opinions hereinafter set forth, including the examination of executed or conformed counterparts, or copies certified or otherwise proved to our satisfaction of the following:

     (i) the Certificate of Incorporation of the Company as filed with the Secretary of State of Delaware on March 2, 1990, as amended;

     (ii)   the Bylaws of the Company as of the date of this opinion;

     (iii) the Amended and Restated Declaration of Trust (the "Declaration"), dated December 23, 1996, executed by the Company and by the trustees of the Trust;

     (iv) the Registration Statement on Form S-3 (Registration No. 333-16231) of the Company, including the related prospectuses and prospectus supplements filed with the Securities and Exchange Commission ("Registration Statement");

     (v)    the Indenture;

     (vi)   the Guarantee;

     (vii)  the Convertible Debentures; and

     (viii) such other documents, corporate records, certificates and other instruments as we have deemed necessary or appropriate for the purpose of this opinion.

     We have assumed the genuineness and authenticity of all signatures on all original documents, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the due authorization, execution, delivery or recordation of all documents where due authorization, execution, delivery or recordation are prerequisites to the effectiveness thereof. Capitalized terms used herein and not otherwise defined are used as defined in the Registration Statement.

     Based upon the foregoing, and having regard for such legal considerations as we deem relevant, we are of the opinion that:

     (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware pursuant to the Delaware General Corporation Law;

     (ii) The Guarantee to be issued by the Company pursuant to the Registration Statement has been duly authorized for issuance, and when duly executed by the Company and delivered as contemplated in the Registration Statement, will be a legally issued and binding obligation of
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Nuevo Energy Company
1331 Lamar, Suite 1650
Houston, Texas 77010
Page 3

            the Company enforceable in accordance with its terms (except as limited by principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws now or hereafter in effect affecting the rights of creditors generally);

     (iii) The Convertible Debentures to be sold by the Company pursuant to the Registration Statement have been duly authorized for issuance, and when duly executed by the Company, authenticated by the Trustee and delivered and sold as contemplated the Registration Statement, will be legally issued and binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture (except as limited by principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws now or hereafter in effect affecting the rights of creditors generally);

     (iv) The TECONS Shares to be sold by the Company will, upon issuance and delivery upon conversion of the Convertible Debentures as contemplated in the Registration Statement, be duly and validly authorized and legally issued, fully paid and nonassessable;

     (v) The Outstanding Shares are duly and validly authorized and legally issued, fully paid and nonassessable; and

     (vi) The Conversion Shares will, upon issuance and delivery upon conversion of the Preferred Stock, be duly and validly authorized and legally issued, fully paid and nonassessable.

     We hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the references to us under the caption "Legal Matters" in the prospectuses and prospectus supplements forming a part of the Registration Statement.


                              Very truly yours,



                              BUTLER & BINION, L.L.P.